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                                                                   EXHIBIT 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

To ACSYS, Inc.

  As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K, into the Company's previously filed Form S-8 Registration Statement File No. 333-46465.

                                          /s/ ARTHUR ANDERSEN LLP

Philadelphia, Pa.
March 30, 1998